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                                                                   EXHIBIT 23.5

       CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR FOR BRIAN JACKMAN

Pursuant to Rule 438 of the Securities Act of 1933, I hereby consent to being named in the Form S-1 registration statement of Stratos Lightwave, Inc. as a person who is about to become a director of such company.


Dated:  May 30, 2000                   /s/ Brian Jackman
                                      -----------------------------
                                           Brian Jackman